EXHIBIT 10.5.13

EXECUTION VERSION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is executed as of July 25, 2014 (the “Signature Date”), and dated to be effective as of July 7, 2014 (the "Effective Date"), by and among TWINLAB CORPORATION, a Delaware corporation ("Borrower"), IDEA SPHERE INC., a Michigan corporation ("Parent"), and FIFTH THIRD BANK, an Ohio banking corporation and successor by merger to Fifth Third Bank, a Michigan banking corporation ("Lender"), is as follows:

Preliminary Statements

A.           Borrower, Parent and Lender are parties to a Credit Agreement dated as of January 7, 2008, as amended by the First Amendment to Credit Agreement and Amendment to Loan Documents dated as of December 2, 2008, the Second Amendment to Credit Agreement dated to be effective as of January 2, 2009, the Third Amendment to Credit Agreement dated to be effective as of May 8, 2009, the Forbearance and Reaffirmation Agreement and Amendment to Loan Documents dated to be effective as of September 8, 2009, the First Amendment to Forbearance and Reaffirmation Agreement and Amendment to Loan Documents dated to be effective as of November 8, 2009, the Fourth Amendment to Credit Agreement dated to be effective as of March 8, 2010, the Fifth Amendment to Credit Agreement dated to be effective as of December 31, 2010, the Sixth Amendment to Credit Agreement dated to be effective as of June 8, 2011, the Seventh Amendment to Credit Agreement dated to be effective as of September 8, 2011, the Eighth Amendment to Credit Agreement dated to be effective as of December 23, 2011, the Ninth Amendment to Credit Agreement dated to be effective as of September 30, 2012, the Tenth Amendment to Credit Agreement dated to be effective as of November 1, 2013, and the Eleventh Amendment to Credit Agreement dated to be effective as of January 5, 2014 (such Credit Agreement, as heretofore amended, being the "Credit Agreement").  Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

B.           The Loan Parties have requested that Lender: (i) extend the stated Termination Date to January 7, 2015 and (ii) make certain other amendments to the Credit Agreement and certain other Loan Documents, all as more specifically set forth herein.  Lender is willing to consent to such requests and amend the Credit Agreement and the other Loan Documents, as applicable, to reflect such modifications, all on the terms, and subject to the conditions, of this Amendment.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Lender, Parent and Borrower hereby agree as follows:

1. Amendment.

1.1           Section 1.1 of the Credit Agreement is hereby amended by the addition of the following new definitions, in their proper alphabetical orders, to provide in their respective entireties as follows:
 “Twelfth Amendment” means the Twelfth Amendment to Credit Agreement, dated to be effective as of the Twelfth Amendment Effective Date, among Borrower, Parent and Lender.

“Twelfth Amendment Effective Date” means July 7, 2014.

1.2           Each reference to “July 7, 2014” in the definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by substituting a reference to “January 7, 2015” for such reference to “July 7, 2014” where “July 7, 2014” appears therein.

1.3           Section 2.1(c) of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

(c)            Contemporaneously with Borrower’s execution of the Twelfth Amendment, Borrower shall execute and deliver to Lender an Amended and Restated Revolving Credit Promissory Note in the form of Exhibit 2.1 attached to the Twelfth Amendment (as amended and restated, the “Revolving Note”), dated to be effective as of the Twelfth Amendment Effective Date, in the principal amount of the Revolving Commitment, and bearing interest at such rates, and payable upon such terms, as specified in the Revolving Note.  Subject to compliance with the applicable provisions of Section 6.4(b) and the Revolving Note, Borrower may prepay the Revolving Loans in whole or part at any time without premium or penalty.

2. Conditions Precedent.  On or prior to the time and date that Lender executes this Amendment, and as a condition to the effectiveness of this Amendment, each of the following conditions precedent shall have been satisfied in the sole judgment of Lender:

2.1. Other Documents.  With the signing of this Amendment, and as a condition of this Amendment, Borrower will deliver to Lender, in each case in form and substance acceptable to Lender in its sole discretion and, as applicable, duly executed by all parties thereto (other than Lender, as applicable): (a) this Amendment, duly signed by Borrower and Parent; (b) an Amended and Restated Revolving Credit Promissory Note in the form of Exhibit 2.1 attached to this Amendment (the “Amended and Restated Revolving Note”); (c) evidence that this Amendment, the Amended and Restated Revolving Note, and the transactions contemplated hereby and thereby were duly authorized by the Board of Directors of each of Borrower and Parent, as applicable; (d) evidence that the Reaffirmation of Guaranty and Security (as referenced in Section 2.2) and the transactions contemplated thereby were duly authorized by the Board of Directors or Members, as applicable, of each Non-Borrower Loan Party; (e) a fee letter; and (f) all other documents, instruments and agreements deemed necessary or desirable by Lender to effect the amendments to Borrower's credit facilities with Lender contemplated by this Amendment.

2.2. Reaffirmation of Guaranty and Security; Reaffirmation of Individual Guaranties; Reaffirmation of Capital Contribution Agreement.  As a condition of this Amendment, Borrower and Parent shall cause (a) each of the Loan Parties (other than Borrower) to execute the Reaffirmation of Guaranty and Security below, (b) each of the Individual Guarantors (other than Mark A. Fox, as a result of his death, and John Paul DeJoria, as a result of no longer being an Individual Guarantor) to execute the Reaffirmation of Individual Guaranties below, and (c) each of the Contributors to execute the Reaffirmation of Capital Contribution Agreement below.

2.3. Reaffirmation of Subordination.  As a condition of this Amendment, Borrower and Parent shall cause each of the Owner/Affiliate Subordinated Creditors (other than Mark A. Fox, as a result of his death, and John Paul DeJoria, as a result of no longer being an Owner/Affiliate Subordinated Creditor) to execute the Reaffirmation of Subordination below.

2.4. Reaffirmation of Acknowledgment to Intercreditor Agreement.  As a condition of this Amendment, Borrower and Parent shall cause each of the applicable parties party thereto to execute the Reaffirmation of Acknowledgment to Intercreditor Agreement below.
2.5. Amended and Restated Fifth Third Shareholder Loan Note.  As a condition of this Amendment, Borrower shall cause to be executed and delivered to Lender, in form and substance satisfactory to Lender, an Amended, Restated, and Consolidated Draw Loan Note and Agreement with respect to the existing Fifth Third Shareholder Loans (the “Amended and Restated Fifth Third Shareholder Loan Note”), duly executed by David L. Van Andel and William W. Nicholson.

3. Reaffirmation of Security.  Borrower, Parent and Lender hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to any Security Document evidencing, governing or creating a Lien on the Loan Collateral.  Each of Borrower and Parent ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Obligations, and each of Borrower and Parent acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent of any Permitted Liens.

4. Representations.  To induce Lender to accept this Amendment, each of Borrower  and Parent hereby represents and warrants to Lender as follows:

4.1. Each of Borrower and Parent has full power and authority to enter into, and to perform its obligations under, this Amendment, the Amended and Restated Revolving Note, and the other Loan Documents being executed and/or delivered in connection herewith (collectively, the “Amendment Documents”), as applicable, and the execution and delivery of, and the performance of its obligations under and arising out of, the applicable Amendment Documents have been duly authorized by all necessary corporate action.

4.2. The Amendment Document, as applicable, constitutes the legal, valid and binding obligations of Borrower and Parent, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

4.3. The Loan Parties’ representations and warranties contained in the Credit Agreement are complete and correct as of the date of this Amendment with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, except to the extent any such representation or warranty is stated to relate solely to an earlier date (and except that such representations and warranties shall not be further qualified by materiality where, by their respective terms, they are already qualified by reference to materiality, including a Material Adverse Effect), subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

4.4. No Event of Default has occurred and is continuing under the Credit Agreement.

5. [Intentionally omitted].

6. Costs and Expenses.  As a condition of this Amendment, (a) Borrower will pay to Lender an amendment fee of $50,000, payable in full on the Signature Date; such fee, when paid, will be fully earned and non-refundable under all circumstances, and (b) Borrower will pay and reimburse Lender, promptly upon Lender's request, for the costs and expenses incurred by Lender in connection with this Amendment and the transactions contemplated hereby and in connection herewith, including, without limitation, reasonable attorneys' fees.

7. Entire Agreement.  This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

8. Release.  Each of Borrower and Parent, on such Loan Party's behalf and, as applicable, on behalf of such Loan Party's officers, directors, members, managers, shareholders, administrators, heirs, legal representatives, beneficiaries, affiliates, subsidiaries, successors and assigns, hereby represents and warrants that such Loan Party has no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever, whether in law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event.  Each of Borrower and Parent, on such Loan Party's behalf and, as applicable, on behalf of such Loan Party's officers, directors, members, managers, shareholders, administrators, heirs, legal representatives, beneficiaries, affiliates, subsidiaries, successors and assigns, voluntarily releases and forever discharges and indemnifies and holds harmless all Lender Parties from any and all Claims and other third-party claims that may be asserted against the Lender Parties, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event.  "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Loan Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Lender Party and any Loan Party or other Person, or (d) any other actions or inactions by any Lender Party, all on or prior to the Signature Date.

9. Default.  Any default by Borrower or Parent in the performance of any of such Loan Party's obligations under this Amendment shall constitute an immediate Event of Default under the Credit Agreement.

10. Continuing Effect of Credit Agreement; Reaffirmation of Loan Documents.  Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect. The existing Loan Documents, except as amended by this Amendment or amended, or amended and restated, in connection herewith, as applicable, shall remain in full force and effect, and each of them, as applicable, is hereby ratified and confirmed by Borrower, Parent, and Lender.

11. One Agreement; References; Fax Signature.  The Credit Agreement, as amended by this Amendment, will be construed as one agreement.  All references in any of the Loan Documents to the (a) Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment, (b) Revolving Note will be deemed to be references to the Amended and Restated Revolving Note, and (c) Fifth Third Shareholder Loan Note shall be deemed to be references to the Amended and Restated Fifth Third Shareholder Loan Note.  This Amendment and the other Amendment Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

12. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

13. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14. Governing Law; Severability.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles). If any term of this Amendment is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Amendment and will not invalidate the remaining terms of this Amendment.

15. Joint Obligations.  The obligations of Borrower and Parent under this Amendment and, as applicable, the other Loan Documents are joint, several and primary.  No Loan Party will be or be deemed to be an accommodation party with respect to any of the Loan Documents.

16. WAIVER OF JURY TRIAL. BORROWER, PARENT, AND LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17. Acknowledgments Regarding Mark A. Fox, etc. Borrower, Parent and Lender hereby acknowledge and agree that: (a) John Paul DeJoria is no longer (i) an “Individual Guarantor”, (ii) an “Owner/Affiliate Subordinated Creditor”, (iii) a “Contributor”, or (iv) a “LaSalle Shareholder Obligor” (as that term is defined in the Lasalle Intercreditor Agreement); (b) (i) neither, as a result of his death, Mark A. Fox nor, as a result of no longer being an Individual Guarantor, John Paul DeJoria is executing the Reaffirmation of Individual Guaranties required to be executed by the Individual Guarantors pursuant to this Amendment; (ii) neither, as a result of his death, Mark A. Fox nor John Paul DeJoria is executing the Reaffirmation of Capital Contribution Agreement required to be executed by the Contributors pursuant to this Amendment; (iii) neither, as a result of his death, Mark A. Fox nor John Paul DeJoria is executing the Reaffirmation of Subordination required to be executed by the Owner Affiliate/Subordinated Creditors pursuant to this Amendment; and (iv) none of Anthony Robbins, Peter Lusk, Mark A. Fox (as a result of his death), or John Paul DeJoria is executing the Reaffirmation of Acknowledgment to Intercreditor Agreement required to the executed by the parties thereto pursuant to this Amendment; (c) none of Borrower, Parent, or any other Person is released from his or its obligations under any Loan Document by reason of any of the foregoing; and (d) nothing herein is intended, or shall be construed, to release any of Anthony Robbins, the estate of Mark A. Fox or Peter Lusk from his or its respective obligations under any of such Loan Documents, as applicable.

[Signature Page Follows]

           IN WITNESS WHEREOF, Borrower, Parent and Lender have executed this Amendment by their duly authorized officers to be effective as of the Effective Date.

TWINLAB CORPORATION
IDEA SPHERE INC.

By:   /S Thomas A. Tolworthy
 Thomas A. Tolworthy, President and CEO

FIFTH THIRD BANK

By:    /S. Andrew P. Hanson
 Andrew P. Hanson, Vice President

SIGNATURE PAGE TO
TWELFTH AMENDMENT TO CREDIT AGREEMENT
 (Twinlab Corporation)